                          MASTER SERVICER'S CERTIFICATE

                       Isuzu Motors Acceptance Corporation
                          Isuzu Auto Owner Trust 2001-1

------------------------------------------------------------------------------------------------

Collection Period                                                   10/1/01 to 10/31/01
Determination Date                                                             11/14/01
Distribution Date                                                              11/20/01
1.   ORIGINAL, DEAL, PARAMETERS
     A.   Total Pool Balance                                                    $ 492,091,480.94
     B.   Yield Supplement Overcollateralization Amount                         $  51,194,480.94
     C.   Total Securities Balance                                              $ 440,897,000.00
     D.   Class A-1 Notes
          i.   Class A-1 Notes Balance                                          $ 108,260,000.00
          ii.  Class A-1 Notes Rate                                                        4.270%
          iii. Class A-1 Notes Accrual Basis                                          Actual/360
     E.   Class A-2 Notes
          i.   Class A-2 Notes Balance                                          $  78,243,000.00
          ii.  Class A-2 Notes Rate                                                        4.420%
          iii. Class A-2 Notes Accrual Basis                                              30/360
     F.   Class A-3 Notes
          i.   Class A-3 Notes Balance                                          $ 161,160,000.00
          ii.  Class A-3 Notes Rate                                                        4.880%
          iii. Class A-3 Notes Accrual Basis                                              30/360
     G.   Class A-4 Notes
          i.   Class A-4 Notes Balance                                          $  83,392,000.00
          ii.  Class A-4 Notes Rate                                                        5.310%
          iii. Class A-4 Notes Accrual Basis                                              30/360
     H.   Certificates
          i.   Certificates Balance                                             $   9,842,000.00
          ii.  Certificates Rate                                                           5.470%
          iii. Certificates Accrual Basis                                                 30/360
     I.   Servicing Fee Rate                                                                1.00%
     J.   Reserve Fund
          i.   Reserve Account Initial Deposit Percentage                                   2.50%
          ii.  Reserve Account Initial Deposit                                  $  12,302,287.02
     K.   Insurance Premium (Based on Total Securities Balance)                            0.165%
     L.   Number of Receivables                                                           23,243

2.   AVAILABLE FUNDS
     A.   Available Interest                                                    $     838,463.52
     B.   Available Principal
          i.   Principal Collections                                            $   9,950,609.41
          ii.  Prepayments in Full                                              $   2,894,286.40
          iii. Liquidation Proceeds                                             $     107,470.51
          iv.  Repurchased Receivables                                          $     497,252.40
                                                                                ----------------
          v.   Total Principal Collections                                      $  13,449,618.72
     C.   Reserve Fund Draw                                                     $              -
     D.   Total Available Funds                                                 $  14,288,082.24

3.   SERVICING FEE
     A.   Servicing Fee                                                         $     350,958.69
     B.   Amount Unpaid from prior months                                       $              -

                          MASTER SERVICER'S CERTIFICATE

                       Isuzu Motors Acceptance Corporation
                          Isuzu Auto Owner Trust 2001-1

-----------------------------------------------------------------------------------------------------------------------

Collection Period                                                                            10/1/01 to 10/31/01
Determination Date                                                                                      11/14/01
Distribution Date                                                                                       11/20/01
4.   NOTE INTEREST DISTRIBUTABLE AMOUNT
     A.   Class A-1 Notes
          i.   Total Class A-1 Notes                                                                    $    170,637.75
          ii.  Class A-1 Notes (per $1,000 of Class A-1 Original Note Balance)                          $          1.58
     B.   Class A-2 Notes
          i.   Total Class A-2 Notes                                                                    $    288,195.05
          ii.  Class A-2 Notes (per $1,000 of Class A-2 Original Note Balance)                                     3.68
     C.   Class A-3 Notes
          i.   Total Class A-3 Notes                                                                    $    655,384.00
          ii.  Class A-3 Notes (per $1,000 of Class A-3 Original Note Balance)                          $          4.07
     D.   Class A-4 Notes
          i.   Total Class A-4 Notes                                                                    $    369,009.60
          ii.  Class A-4 Notes (per $1,000 of Class A-4 Original Note Balance)                          $          4.43
     E.   Total Note Interest Distributed
          i.   Total Note Interest Distributed                                                          $  1,483,226.40
          ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original Note Balance)          $         13.76

5.   NOTE PRINCIPAL DISTRIBUTABLE AMOUNT
     A.   Class A-1 Notes
          i.   Total Class A-1 Notes                                                                    $ 11,938,972.45
          ii.  Class A-1 Notes (per $1,000 of Class A-1 Original Note Balance)                          $        110.28
     B.   Class A-2 Notes
          i.   Total Class A-2 Notes                                                                    $             -
          ii.  Class A-2 Notes (per $1,000 of Class A-2 Original Note Balance)                          $             -
     C.   Class A-3 Notes
          i.   Total Class A-3 Notes                                                                    $             -
          ii.  Class A-3 Notes (per $1,000 of Class A-3 Original Note Balance)                          $             -
     D.   Class A-4 Notes
          i.   Total Class A-4 Notes                                                                    $             -
          ii.  Class A-4 Notes (per $1,000 of Class A-4 Original Note Balance)                          $             -
     E.   Total Note Principal Distributed
          i.   Total Note Principal Distributed                                                         $ 11,938,972.45
          ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original Note Balance)         $        110.28

6.   NOTE DISTRIBUTABLE AMOUNT
     A.   Note Principal Distributable Amount
          i.   Total Note Principal Distributed                                                         $ 11,938,972.45
          ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original Note Balance)         $        110.28
     B.   Note Interest Distributable Amount
          i.   Total Note Interest Distributed                                                          $  1,483,226.40
          ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original Note Balance)          $         13.76
     C.   Total Note Distributable Amount
          i.   Total Note Distributable Amount                                                          $ 13,422,198.85
          ii.  Total Note Distributable Amount (per $1,000 of Aggregate Original Note Balance)          $        124.04

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1

--------------------------------------------------------------------------------------------------------------------------------

Collection Period                                                                                 10/1/01 to 10/31/01
Determination Date                                                                                           11/14/01
Distribution Date                                                                                            11/20/01
7.   CERTIFICATE DISTRIBUTABLE AMOUNT
     A.   Certificate Interest Distributable Amount
          i.   Certificate Interest Distributed                                                               $        44,863.12
          ii.  Certificate Interest Distributed (per $1,000 of Original Certificate Balance)                  $             4.56
     B.   Certificate Principal Distributable Amount
          i.   Certificate Principal Distributed                                                              $                -
          ii.  Certificate Principal Distributed (per $1,000 of Original Certificate Balance)                 $                -
     C.   Certificate Distributable Amount
          i.   Certificate Distributable Amount                                                               $        44,863.12
          ii.  Certificate Distributable Amount (per $1,000 of Original Certificate Balance)                  $             4.56

8.   INSURANCE PAYMENT AMOUNT
     A.   Insurance Premium(s) Due
          i.   Current Amount Due                                                                             $        53,855.90
          ii.  Overdue Premiums                                                                               $                -
     B.   Unreimbursed Insurance Payments
          i.   Current Amount Due                                                                             $                -
          ii.  Accrued Interest                                                                               $                -
     C.   Total Insurance Payment Amount                                                                      $        53,855.90

9.   SUMMARY OF DISTRIBUTIONS
     A.   Available Funds                                                                                     $    14,288,082.24
     B.   Servicing Fee                                                                                       $       350,958.69
     C.   Class A-1 Distributable Amount                                                                      $    12,109,610.20
     D.   Class A-2 Distributable Amount                                                                      $       288,195.05
     E.   Class A-3 Distributable Amount                                                                      $       655,384.00
     F.   Class A-4 Distributable Amount                                                                      $       369,009.60
     G.   Certificate Distributable Amount                                                                    $        44,863.12
     H.   Insurance Payment Amount                                                                            $        53,855.90
     I.   Other Amounts Payable to the Insurer                                                                $                -
     J.   Additional Note Principal                                                                           $                -
     K.   Reserve Fund Deposit                                                                                $                -
     L.   Unpaid Subservicer Fee                                                                              $                -
     M.   Release to Seller                                                                                   $       416,205.68

10.  POOL AND SECURITIES INFORMATION                                                  Beginning of Period        End of Period
                                                                                      ------------------------------------------
     A.   Pool Balance                                                                $    421,150,422.77     $   407,494,445.45
     B.   Pool Balance (per $1,000 of Original Pool Balance)                          $            855.84     $           828.09
     C.   Number of Receivables                                                                    22,438                 22,206
     D.   Yield Supplement Overcollateralization Amount                               $     42,105,935.00     $    40,388,930.13
     E.   Aggregate Balance of Notes                                                  $    369,202,487.77     $   357,263,515.32
     F.   Class A-1 Notes Balance                                                     $     46,407,487.77     $    34,468,515.32
     G.   Class A-1 Pool Factor                                                                 0.4286670              0.3183864
     H.   Class A-2 Notes Balance                                                     $     78,243,000.00     $    78,243,000.00
     I.   Class A-2 Pool Factor                                                                 1.0000000              1.0000000
     J.   Class A-3 Notes Balance                                                     $    161,160,000.00     $   161,160,000.00
     K.   Class A-3 Pool Factor                                                                 1.0000000              1.0000000
     L.   Class A-4 Notes Balance                                                     $     83,392,000.00     $    83,392,000.00
     M.   Class A-4 Pool Factor                                                                 1.0000000              1.0000000
     N.   Certificates Balance                                                        $      9,842,000.00     $     9,842,000.00
     O.   Certificates Pool Factor                                                              1.0000000              1.0000000
     P.   Total Notes and Certificates                                                $    379,044,487.77     $   367,105,515.32

                          MASTER SERVICER'S CERTIFICATE

                       Isuzu Motors Acceptance Corporation
                          Isuzu Auto Owner Trust 2001-1


--------------------------------------------------------------------------------------------------------------------------------

Collection Period                                                                                 10/01/01 to 10/31/01
Determination Date                                                                                            11/14/01
Distribution Date                                                                                             11/20/01
11.  RECONCILIATION OF RESERVE FUND
     A.   Beginning Reserve Fund Amount                                                                       $    10,528,760.57
     B    Net Investment Earnings                                                                             $        19,731.25
     C.   Reserve Fund Draw                                                                                   $                -
     D.   Reserve Fund Required Amount                                                                        $    10,187,361.14
     E.   Reserve Fund Deficiency                                                                             $                -
     F.   Release to Seller                                                                                   $       361,130.68

12.  NET LOSSES
     A.   Net Losses for the Collection Period                                                                $       206,358.60
     B.   Cumulative Net Losses for All Periods                                                               $       985,923.34
     C.   Cumulative Net Loss Percentage                                                                                    0.20%

13.  DELINQUENT RECEIVABLES
     A.   Delinquent Receivables Count                                                           Number of Receivables
                                                                                      ------------------------------------------
          i.   31-60 Days Past Due                                                                    129                   0.57%
          ii.  61-90 Days Past Due                                                                     14                   0.06%
          iii. 91 or More Days Past Due                                                                 3                   0.01%
          iv.  Total Delinquent Receivables                                                           146                   0.65%
     B.   Delinquent Receivables Principal Balance                                                 Principal Balance
                                                                                      ------------------------------------------
          i.   31-60 Days Past Due                                                    $      2,599,185.07                   0.62%
          ii.  61-90 Days Past Due                                                    $        309,961.89                   0.07%
          iii. 91 or More Days Past Due                                               $        118,814.39                   0.03%
          iv.  Total Delinquent Receivables                                           $      3,027,961.35                   0.72%
     C.   Rolling 3-Month Delinquent Rate
          i.   Delinquent Rate for Second Preceding Collection Period                                                       0.57%
          ii.  Delinquent Rate for Preceding Collection Period                                                              0.80%
          iii. Delinquent Rate for Current Collection Period                                                                0.72%
          iv.  Three Month Average                                                                                          0.70%

14.  TRIGGER EVENTS
     A.   Cumulative Net Loss Trigger Event
          i.   Cumulative Net Loss Trigger Event                                                                            0.65%
          ii.  Cumulative Net Loss Trigger Event Indicator (Yes/No)                                                           NO
     B.   Rolling 3-Month Delinquency Rate
          i.   Rolling 3-Month Delinquency Rate Trigger                                                                     3.50%
          ii.  Rolling 3-Month Delinquency Rate Indicator (Yes/No)                                                            NO

15.  REQUIRED RESERVE FUND INCREASE EVENT
     A.   Cumulative Net Loss Percentage
          i.   Cumulative Net Loss Trigger                                                                                  0.50%
          ii.  Cumulative Net Loss Trigger Event Indicator (Yes/No)                                                           NO
     B.   Rolling 3-Month Delinquency Rate
          i.   Rolling 3-Month Delinquency Rate Trigger                                                                     2.75%
          ii.  Rolling 3-Month Delinquency Rate Indicator (Yes/No)                                                            NO

16.  FEES AND EXPENSES
     A.   Subservicer Fee
          i.   Subservicer Fee Due                                                                            $       206,289.00
          ii.  Amount Unpaid from Prior Months                                                                $                -
     B.   Trust Fees and Expenses                                                                             $                -

                          MASTER SERVICER'S CERTIFICATE

                       Isuzu Motors Acceptance Corporation
                          Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------

Collection Period                                           10/1/01 to 10/31/01
Determination Date                                                     11/14/01
Distribution Date                                                      11/20/01

     I hereby certify that the certificate information provided is true and accurate to the best of my knowledge.

          /s/ Elizabeth P. Anderson                      November 14, 2001
          ---------------------------------------------------------------------
          Name:  Elizabeth P. Anderson                   Date:
          Title: Chief Financial Officer
          Isuzu Motors Acceptance Corporation